SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of this ___ day of ________, 2005, by and among Goldstrike, Inc., a Nevada corporation (the "Company"), Gran Tierra Energy, Inc. ("Gran Tierra") and the investor identified on the signature page to this Agreement (the "Investor").

                                    RECITALS:

      WHEREAS, the Company and Gran Tierra have agreed in principle to enter into a definitive Agreement of Merger and Plan of Reorganization pursuant to which it is expected that a newly organized, wholly-owned Canadian subsidiary of the Company will merge with and into Gran Tierra (the "Merger") and immediately after which (the "Merger Effective Date"), it is currently expected that the Company will change its name to a name determined by Gran Tierra. As of the date of this Agreement, no definitive terms have been agreed to, and neither party is currently bound to proceed with the Merger.

      WHEREAS, to facilitate the continuing discussions related to the completion of the Merger and to enable Gran Tierra to consummate the acquisition of certain interests in producing properties in Argentina (the "Argentine Acquisition"), the Company agreed to provide bridge financing to Gran Tierra. The funds required to provide such financing were derived by the Company from the proceeds received in a private placement offering ("PPO") of units consisting of one share of Common Stock and a warrant to purchase 1/2 a share of Common Stock for an exercise price of $0.625 per one-half share, and is exercisable for a five year period from the date of issuance.

      WHEREAS, on September 1, 2005, the Company completed an initial closing on the PPO and derived proceeds of $8,337,916 from the sale of 10,422,395 units; the Company and Gran Tierra completed the bridge financing providing for the borrowing of Gran Tierra of up to $8,337,916; Gran Tierra borrowed $6,665,198.30 and Gran Tierra consummated the Argentine Acquisition for a cost of approximately $7,000,000.

      WHEREAS, on October 7, 2005, the Company conducted a second closing on the PPO and derived proceeds of $1,015,576 from the sale of 1,269,470 units. The proceeds derived from the second closing were used to pay sales commissions aggregating $52,178 incurred in connection with the PPO and increase the amount available for borrowing by Gran Tierra under the bridge financing from $8,337,916 to $9,353,492.

      WHEREAS, the Company is offering pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), to "accredited investors" (as such term is defined in Rule 501(a) of Regulation D,) 2.5 million units (the "Units") consisting of 1 share of the Company's common stock, par value $.001 per share (the "Common Stock"), and a warrant exercisable for five years to purchase one-half of a share of Common Stock at an exercise price of $.625 per one-half share (the "Investor Warrants") at the purchase price of $.80 per Unit (the "Offering").

      WHEREAS, the Investor desires to subscribe for, purchase and acquire from the Company and the Company desires to sell and issue to the Investor the number of Units, set forth on the signature page of this Agreement (the "Investor's Units") upon the terms and conditions and subject to the provisions hereinafter set forth.

      WHEREAS, in connection with the purchase of the Investor's Units, the Company and the Investor will execute a Registration Rights Agreement dated as of the same date as this Agreement pursuant to which the Company will provide certain registration rights to the Investor (the "Registration Rights Agreement").

      WHEREAS, The Company and McGuireWoods LLP (the "Escrow Agent") have entered into an Escrow Agreement (the "Escrow Agreement") to provide for the safekeeping of funds received and documents executed in connection with the Offering.

      NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Purchase and Sale of the Units. Subject to the terms and conditions of this Agreement and the satisfaction of the Closing Conditions, the Investor subscribes for and agrees to purchase and acquire from the Company and the Company agrees to sell and issue to the Investor the Investor's Units at the purchase price of $0.80 per Unit (the "Purchase Price").

      2. The Closing. The Offering will terminate on the receipt of acceptable subscriptions representing 2.5 million Units (the "Termination Date") and will close as soon as practicable thereafter (the "Closing Date") at the offices of the Escrow Agent. On the Closing Date, the Escrow Agent shall deliver the funds and Transaction Documents (as defined herein) held in escrow as of the Closing Date pursuant to the terms of the Escrow Agreement. As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, a stock certificate, registered in the name of the Investor and representing the shares of Common Stock underlying the Investor's Units and a warrant registered in the name of the Investor representing the Investor's right to purchase the number of shares of Common Stock underlying the Investor's Units.

      3. Subscription Procedure. To complete a subscription for Units, the Investor must fully comply with the subscription procedure provided in this Section on or before 5:00 p.m. eastern time on the Termination Date.

            (a) Transaction Documents. Prior to 5:00 p.m. eastern time on the Termination Date, the Investor shall review, complete and execute this Agreement, the Investor Questionnaire attached hereto as Appendix A and the Registration Rights Agreement and deliver such agreements and questionnaire to the Escrow Agent at the address provided below. Executed agreements and questionnaire may be delivered to the Escrow Agent by facsimile using the facsimile number provided below if the Investor immediately thereafter confirms receipt of such transmission with the Escrow Agent and delivers the original copies of the agreements and questionnaire to the Escrow Agent as soon as practicable thereafter.

            Escrow Agent - Mailing Address and Facsimile Number:

            McGuireWoods LLP
            50 North Laura Street
            Suite 3300
            Jacksonville, Florida 32259
            Facsimile Number: (904) 798-3268
            Attention: Patricia Neuman
            Telephone Number: (904) 798-2627

            (b) Purchase Price. Simultaneously with the delivery of the Transaction Documents to the Escrow Agent as provided herein, and in any event on or prior to 5:00 p.m. eastern time on the Termination Date, the Investor shall deliver to the Escrow Agent the full Purchase Price for the Investor's Units by wire transfer of immediately available funds pursuant to wire transfer instructions provided below:

            Escrow Agent - Wire Transfer Instructions:

            BANK OF AMERICA - Jacksonville, FL
            ABA: 026009593 (Domestic Wires)
            Swift Code: BOFAUS3N (International Wires)
            Credit: McGuireWoods LLP IOLTA Account
            Account Number: 2101206537
            Reference: Louis Zehil - Gran Tierra Escrow - 2046112-0001

            McGuireWoods Accounting Contact: Julie Aaron (804) 775-1224 Bank Contact: Patrick Comia (888) 841-8159, Opt. 2, Ext. 2160

            (c) Purchaser Representative. If the Investor has retained the services of a purchaser representative to assist in evaluating the merits and risks associated with investing in the Units, the Investor must deliver along with the Transaction Documents a purchaser representative certificate in a form acceptable to the Company.

      4. Representations and Warranties of the Company and Gran Tierra. In order to induce the Investor to enter into this Agreement, the Company and, as applicable, Gran Tierra represent and warrant to the Investor the following:

            (a) Authority. The Company and Gran Tierra each are a corporation duly organized, validly existing, and in good standing under the laws of the state in which they were incorporated or otherwise formed, and has all requisite right, power, and authority to execute, deliver and perform this Agreement.

            (b) Subsidiaries. The Company has no direct or indirect subsidiaries (each a "Subsidiary" and collectively the "Subsidiaries") other than those set forth in the Exchange Act Documents (as defined in Section 3(f)). Except as disclosed in the Exchange Act Documents, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

            (c) Enforceability. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by each of the Company and Gran Tierra, and, upon its execution by the Investor, shall constitute the legal, valid, and binding obligation of each of the Company and Gran Tierra, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

            (d) No Violations. The execution, delivery, and performance of this Agreement by the Company or by Gran Tierra does not, and will not, violate or conflict with any provision of the Company's or Gran Tierra's respective Certificate of Incorporation or Bylaws, or other charter documents, and does not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company, or as applicable of Gran Tierra, pursuant to, any material instrument or agreement to which the Company, or Gran Tierra, is a party or by which the Company, or Gran Tierra, or its properties are bound.

            (e) Capitalization. The authorized capital stock of the Company consists of: 75,000,000 shares of Common Stock, of which as of June 30, 2005, 3,300,000 shares were issued and outstanding. Upon issuance in accordance with the terms of this Agreement against payment of the Purchase Price therefore, the shares of Common Stock underlying the Investor's Units will be duly and validly issued, fully paid, and nonassessable and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of the Investor and all other purchasers of Units in the Offering, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act, and any applicable state securities laws (the "State Acts").

            (f) Exchange Act Filing. Other than with respect to the quarterly reports on Form 10-QSB for the six months ended June 30, 2005, during the 12 calendar months immediately preceding the date of this Agreement, all reports and statements required to be filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, have been timely filed. Such filings, together with all documents incorporated by reference therein, are referred to as "Exchange Act Documents." Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (g) Company Financial Statements. The audited financial statements, together with the related notes of the Company at December 31. 2004, included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Commission, and the unaudited financial statements of the Company at June 30, 2005, for the six months then ended, (collectively, the "Company Financial Statements") included in the Company's Quarterly Report on Form 10-QSB, fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended (provided that the unaudited financial statements are subject to normal year-end audit adjustments and lack footnotes and other presentation items). Such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as expressly noted therein.

            (h) No Material Liabilities. Except for liabilities or obligations not individually in excess of $100,000, and as set forth in the Exchange Act Documents, since June 30, 2005, the Company has not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business and except for liabilities or obligations reflected or reserved against on the Company's balance sheet as of June 30, 2005, and there has not been any change, or to the knowledge of the Company, development or effect (individually or in the aggregate) that is or is reasonably likely to be, materially adverse to the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries considered as a whole (a "Material Adverse Effect") or any change in the capital or material increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock.

            (i) No Disputes Against Company. There is no material pending or, to the knowledge of the Company, threatened (i) action, suit, claim, proceeding, or investigation against the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding against the Company, (iii) governmental inquiry against the Company or (iv) any action or suit by or on behalf of the Company pending or threatened against others.

            (j) Approvals. The execution, delivery, and performance by the Company of this Agreement and the offer and sale of the Shares require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than those consents that have been obtained prior to the Closing and those filings required to be made pursuant to the Securities Act and any State Acts which the Company undertakes to file within the applicable time period.

            (k) Compliance. Neither the Company nor Gran Tierra, nor any their respective Subsidiaries, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company nor Gran Tierra, or any of their respective Subsidiaries under), nor has the Company nor Gran Tierra, or any of their respective Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any Court, arbitrator, or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

            (l) Patents and Trademarks. The Company and Gran Tierra, or any of their respective Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Exchange Act Documents and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor Gran Tierra, or any of their respective Subsidiaries, has received a written notice that the Intellectual Property Rights used by the Company or Gran Tierra, or any of their respective Subsidiaries, violates or infringes upon the rights of any person. Except as set forth in the Exchange Act Documents, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights, except where such infringement could not have or reasonably be expected to result in a Material Adverse Effect.

            (m) Transactions With Affiliates and Employees. Except as set forth in the Exchange Act Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

            (n) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, are being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the reporting period covered by the Company's Form 10-KSB and each of the Company's Forms 10-QSB filed with the Commission (each such date, the "Evaluation Date") and presented in each such report their conclusions about the effectiveness of the Company's disclosure controls and procedures based on their evaluations as of the applicable Evaluation Date. Since the Evaluation Date of the Company's most recently filed Form 10-KSB or Form 10-QSB, there have been no significant changes in the Company's disclosure controls and procedures, the Company's internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) or 15d-15(f) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls over financial reporting.

            (o) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            (p) Certain Fees. Other than those finder's fees payable in shares of common stock of the Company on the closing of the Offering and the cash commission payable on the closing as indicated in the Confidential Private Placement Memorandum provided to Investor in connection with the Offering, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

            (q) Certain Registration Matters. Assuming the accuracy of the Investor's representations and warranties set forth in this Agreement and the Transaction Documents and the representations and warranties made by all other purchasers of Units in the Offering, no registration under the Securities Act is required for the offer and sale of the Investor's Units by the Company to the Investor hereunder.

            (r) Listing and Maintenance Requirements. Except as specified in the Exchange Act Documents, the Company has not, in the two years preceding the date hereof, received notice from any automated dealer quotation system or stock exchange to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the NASD Over the Counter Bulletin Board.

            (s) Investment Company. The Company and Gran Tierra are not, and are not an "affiliate" of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (t) No Additional Agreements. The Company and Gran Tierra do not have any agreement or understanding with any other purchasers of the Units in the Offering with respect to the transactions contemplated by this Agreement on terms that differ substantially from those set forth in this Agreement.

            (u) Disclosure. The Company and Gran Tierra confirm that neither they nor any person acting on their behalf has provided the Investor, or its agents or counsel, with any information that the Company or Gran Tierra believes would constitute material, non-public information following the announcement of the Closing and the transactions contemplated thereby. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company and Gran Tierra, their respective businesses and the transactions contemplated hereby, furnished by or on behalf of the Company or, as applicable, Gran Tierra (including the Company's and Gran Tierra's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      5. Representations and Warranties of the Investor. In order to induce the Company to enter into this Agreement, the Investor represents and warrants to the Company and Gran Tierra the following:

            (a) Authority. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

            (b) Enforceability. The execution, delivery, and performance of this Agreement by the Investor have been duly authorized by all requisite partnership, corporate or other entity action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

            (c) No Violations. The execution, delivery, and performance of this Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

            (d) Knowledge of Investment and its Risks. The Investor has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor's investment in the Units. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company's business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose Investor's entire investment in the Company.

            (e) Investment Intent. The Investor hereby represents and warrants that (i) the Investor's Units are being acquired for investment for the Investor's own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Investor's Units, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Investor's Units within the meaning of the Securities Act, (ii) the Investor's Units are being acquired in the ordinary course of the Investor's business, and (iii) the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Investor's Units. The Investor is not purchasing the Investor's Units as a result of any advertisement, article, notice or other communication regarding the Investor's Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (f) Investor Status. The Investor is an "accredited investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and the information provided by the Investor in the Investor Questionnaire, attached hereto as Appendix A, is truthful, accurate, and complete. The Investor is not registered as a broker-dealer under Section 15 of the Exchange Act or an affiliate of such broker-dealer.

            (g) Disclosure. The Investor has reviewed the information provided to the Investor by the Company in connection with the Investor's decision to purchase the Investor's Units, including the Company's Confidential Private Placement Memorandum distributed in connection with the Offering and the Company's publicly available filings with the Commission and the information contained therein. The Company has provided the Investor with all the information that the Investor has requested in connection with the decision to purchase the Investor's Units. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Investor. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend, or affect the Investor's right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company's representations and warranties contained herein.

            (h) No Registration. The Investor understands that Investor may be required to bear the economic risk of Investor's investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Investor's Units has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Investor's Units must be held by the Investor indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as set forth in the Registration Rights Agreement, dated as of the date hereof, between the Company and the Investor, the Company is under no obligation to register any of the shares of Common Stock underlying the Investor's Units on the Investor's behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Agreement and the Transaction Documents in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

            (i) Transfer Restrictions. The Investor will not transfer any of the Investor's Units or the shares of Common Stock underlying the Investor's Units or the Investor Warrants unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the certificates evidencing the shares of Common Stock underlying the Investor's Units and the Investor Warrants will bear appropriate legends indicating such transfer restrictions placed upon the Units and shares of Common Stock and Investor Warrants, (ii) the Company shall have no obligation to honor transfers of any of the Investor's Units, Investor Warrants or shares of Common Stock underlying the Investor's Units or Investor Warrants in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

            (j) Principal Address. The Investor's principal residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Subscription Agreement.

            (k) Canadian Investors. All Investors who are Canadian residents for Canadian tax purposes acknowledge that they have received a Canadian Offering Memorandum in connection with the Offering and that such memorandum provided that each Canadian Investor purchasing Units in Canada is deemed to have represented to the Company that the Investor:

                  (i) is resident in one of the Private Placement Provinces (as defined in the Canadian Offering Memorandum) and is entitled under applicable provincial securities laws to purchase the Units without the benefit of a prospectus qualified under those securities laws and, in the case of Investors in provinces other than Ontario, without the services of a dealer registered pursuant to those securities laws;

                  (ii) has reviewed and acknowledges the terms included in such memorandum under the heading "Resale Restrictions";

                  (iii) if in Ontario, is an "accredited investor" as defined in
            Ontario Securities Commission Rule 45-501 ("Rule 45-501"), and is not an individual unless purchasing from a fully registered dealer within the meaning of Section 204 of the Regulation to the Securities Act (Ontario);

                  (iv) if in Quebec, is (i) a government, department or agency referred to in Section 43 of the Securities Act (Quebec); (ii) a "sophisticated purchaser" within the meaning of Section 44 of the Securities Act (Quebec); or (iii) a "sophisticated purchaser" within the meaning of Section 45 of the Securities Act (Quebec) purchasing for the portfolio of a person managed solely by it;

                  (v) if in British Columbia, Alberta, Saskatchewan, Manitoba or
            Prince Edward Island, is an "accredited investor" as defined in Multilateral Instrument 45-103 ("MI 45-103"); and

                  (vi) is either purchasing Units as principal for its own
            account, or is deemed to be purchasing Units as principal for its own account in accordance with the applicable securities laws of the province in which such purchaser is resident, by virtue of being either: (i) a designated trust company; (ii) a designated insurance company; (iii) a portfolio manager; or (iv) another entity similarly deemed by those laws to be purchasing as principal for its own account when purchasing on behalf of other beneficial purchasers.

                  (vii) By purchasing the Units, the Investor further
            acknowledges that its name and other specified information, including the number of Units it has purchased, may be disclosed to Canadian securities regulatory authorities and become available to the public in accordance with the requirements of applicable laws and the Investor consents to the disclosure of that information.

      6. Independent Nature of Investor's Obligations and Rights. The obligations of the Investor under this Agreement and the Transaction Documents are several and not joint with the obligations of any other purchaser of Units in the Offering, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of Units in the Offering under any Transaction Document. The decision of the Investor to purchase the Investor's Units pursuant to the Transaction Documents has been made by the Investor independently of any other purchaser of Units in the Offering. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Units pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Units are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Investor acknowledges that no other purchaser of Units has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of Units will be acting as agent of the Investor in connection with monitoring its investment in the Units or enforcing its rights under the Transaction Documents. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Units to be joined as an additional party in any proceeding for such purpose.

      7. Prospectus Delivery Requirement. The Investor hereby covenants with the Company not to make any sale of the Investor's Units or the shares of Common Stock underlying the Investor's Units or the Investor Warrants or the shares of Common Stock underlying the Investor Warrants without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling in a transaction not subject to the prospectus delivery requirement).

      8. Shareholder Approval. The Company represents and warrants to the Investor that a vote of the stockholders of the Company will not be required to approve the issuance of the Investor's Units.

      9. Indemnification of Investor. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investor and its directors, officers, shareholders, members, managers, partners, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation, and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

      10. Non-Public Information. Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      11. Further Assurances. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Investor's Units.

      12. Entire Agreement; No Oral Modification. This Agreement and the other Transaction Documents contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings with respect thereto and this Agreement may not be amended or modified except in a writing signed by both of the parties hereto.

      13. Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      14. Counterparts. This Agreement may be executed in any number of counterparts, for each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      15. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of New York, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts.

      16. Prevailing Parties. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys' fees in addition to any other remedy.

      17. Notices. All communication hereunder shall be in writing and shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and such delivery shall be confirmed to the addresses as provided below:

      if to the Investor:

            to the address set forth on the signature page of this Agreement if to the Company to:

            Goldstrike, Inc.
            1055 West Hastings Street
            Suite 1980
            Vancouver, British Columbia
            Canada V6E 2E9
            Telephone number (604) 688-8002
      if to Gran Tierra to:

            Gran Tierra Energy, Inc.
            Tenth Floor
            10 - 8th Avenue S.W.
            Calgary, Alberta, Canada T2P 1G5
            Attention: James Hart
            Telephone number (403) 537-7453

      with a copy to:

            McGuireWoods LLP
            Attention: Louis W. Zehil
            1345 Avenue of the Americas
            New York, New York 10105
            Telephone number (212) 548-2138

      18. Headings. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.



                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.



                                            COMPANY
                                            Goldstrike, Inc.


                                            By:  _______________________________
                                            Name: ______________________________
                                            Its:  ______________________________





              [SIGNATURE PAGES OF GRAN TIERRA AND INVESTOR FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.



                                            GRAN TIERRA ENERGY, INC.


                                            By: ________________________________
                                            Name: ______________________________
                                            Its:  ______________________________





                      [SIGNATURE PAGE OF INVESTOR FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.


INVESTOR (individual)                       INVESTOR (entity)

--------------------------------------      ------------------------------------
Signature                                   Name of Entity

--------------------------------------      ------------------------------------
Print Name                                  Signature

Address of Principal Residence:

-------------------------------------       ------------------------------------

-------------------------------------       Print Name
                                                       -------------------------
-------------------------------------       Title:
                                                  ------------------------------

Social Security Number                      Address of Executive Offices

-------------------------------------
                                            ------------------------------------

Telephone Number                            ------------------------------------

-----------------------------------         ------------------------------------

Facsimile Number                            IRS Tax Identification Number
----------------------------------          ------------------------------------

                                            Telephone Number
                                            ------------------------------------

                                            Facsimile Number
                                            ------------------------------------


_________________ X        $.80                    =        $___________________
                           -----------------
Number of Units            Price per Unit                   Purchase Price

                                   APPENDIX A

                             Investor Questionnaire

                                  CONFIDENTIAL
                             INVESTOR QUESTIONNAIRE


Goldstrike, Inc.
1055 West Hastings Street
Suite 1980
Vancouver, British Columbia
Canada V6E 2E9

Gran Tierra Energy, Inc.
Tenth Floor
10 - 8th Avenue S.W.
Calgary, Alberta, Canada T2P 1G5


The information contained herein is being furnished to Goldstrike, Inc. (the "Company") and Gran Tierra Energy, Inc. ("Gran Tierra") to determine whether the undersigned's subscription to purchase shares of the Company's common stock, $.001 par value per share (the "Common Stock") may be accepted by the Company and Gran Tierra in compliance with the requirements of (Sections 3(b), 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder ("Regulation D")). The undersigned acknowledges and understands that (i) the Company and Gran Tierra will rely on the information provided by the undersigned contained herein for purposes of determining compliance with and the availability of exemptions provided under Regulation D from the registration requirements of the Securities Act and (ii) the issuance of the Common Stock will not be registered under the Securities Act in reliance upon such exemptions.

All information provided by the undersigned is furnished for the sole use of the Company and Gran Tierra for the purposes described above and will be held in confidence by the Company and Gran Tierra, except that this Investor Questionnaire and/or the information may be furnished to such other parties as the Company or Gran Tierra, or each of their respective counsel or other authorized representatives, deem necessary or desirable to establish compliance with federal or state securities laws.

In accordance with the foregoing, the undersigned makes the following representations and warranties:

                                    PART ONE
                        INVESTMENT EXPERIENCE AND PURPOSE
                  TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR


1. Investment Experience. This item is presented in alternative form. Please initial, in the space provided below, the alternative that applies to you.

      _____ ALTERNATIVE ONE: The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Common Stock; the undersigned is not using an Investor Representative (as defined below) in connection with such evaluation. The undersigned offers as evidence of knowledge and experience in these matters the information requested in this Investor Questionnaire.

      _____ ALTERNATIVE TWO*: The undersigned will use an investor representative ("Investor Representative") acceptable to the Company and Gran Tierra in connection with evaluating a potential investment in the Common Stock. The undersigned acknowledges that the following person will be acting as Investor Representative in connection with evaluating the merits and risks of an investment in the Common Stock.

            Name of Investor Representative: ___________________________________

            The undersigned represents and warrants that the above-named Investor Representative has furnished the undersigned with an investor representative questionnaire and that the undersigned and the above-named Investor Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Common Stock.


(*IF YOU HAVE INITIALED ALTERNATIVE TWO, THE INVESTOR QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED INVESTOR REPRESENTATIVE QUESTIONNAIRE.)

2. Purpose of Investment. Except as indicated below, any purchase of the Common Stock will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, division or distribution thereof.

      EXCEPTIONS (If exceptions provide details and attach additional pages if necessary)


      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


                                    PART TWO
                               GENERAL INFORMATION
                  TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR


1. Name:
                       ---------------------------------------------------------
                       (exact name as it should appear in the records of the Company)

2. Address of record:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

3. Telephone number:                                    FAX:
                       ------------------------------          -----------------

4. Social Security or Taxpayer ID number:
                                          --------------------------------------

5. Describe any preexisting business or personal relationship between the prospective investor and any director or officer of Gran Tierra or the
      Company:


      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


                                   PART THREE
                               INDIVIDUAL INVESTOR
        TO BE COMPLETED ONLY BY PROSPECTIVE INVESTORS WHO ARE INDIVIDUALS


1.    Select the representation provided below that applies:

      ___   (a)   My individual net worth, or joint net worth with my
                  spouse, exceeds $1,000,000.

      ___   (b)   My individual income (without my spouse) was in excess of
                  $200,000 in each of the two most recent years or joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect an income reaching the same income level in the current year. For purposes of this Investor Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

2.    Educational background of prospective investor:

      --------------------------------------------------------------------------


3. Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations:

      --------------------------------------------------------------------------

4.    Employment, during the past five years (and the inclusive dates of each):

      Employment/ Occupation:
                                     -------------------------------------------

      Nature of Responsibility:
                                     -------------------------------------------

      From - To:
                                     -------------------------------------------

      Employment/ Occupation:
                                     -------------------------------------------

      Nature of Responsibility:
                                     -------------------------------------------

      From - To:
                                     -------------------------------------------

      Employment/ Occupation:
                                     -------------------------------------------

      Nature of Responsibility:
                                     -------------------------------------------

      From - To:
                                     -------------------------------------------

      Employment/ Occupation:
                                     -------------------------------------------

      Nature of Responsibility:
                                     -------------------------------------------

      From - To:
                                     -------------------------------------------

5. The prospective investor has previously purchased securities sold in reliance on the exemption from registration under the Securities Act provided by Regulation D:

       Yes                           No
           --------------                ------------

6.    Investor's investment objectives:

                 Income          Other, please state:
      --------                                        --------------------------
                 Appreciation
      --------                                        --------------------------

7. Prior investments made by prospective investor which evidence prospective investors investing experience in transactions similar to this offering:

      Nature of Investment:
                                   ---------------------------------------------

      Amount Invested:
                                   ---------------------------------------------

      Nature of Investment:
                                   ---------------------------------------------

      Amount Invested:
                                   ---------------------------------------------

      Nature of Investment:
                                   ---------------------------------------------

      Amount Invested:
                                   ---------------------------------------------

                                    PART FOUR
                               CORPORATE INVESTOR
                    TO BE COMPLETED BY PROSPECTIVE INVESTORS
                    WHO ARE CORPORATIONS (AND OTHER ENTITIES)


1. Type of organization (partnership, corporation, etc.):
                                                          ----------------------

2. Date and State of organization:
                                                          ----------------------

3. Select the representation provided below that applies:

      (a) (___) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
            Section 3(a)(5)(A) of the Securities Act acting in either an individual or fiduciary capacity;
            (___) a broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934;
            (___) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
            (___) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; or
            (___) an insurance company as defined in Section 2(13) of the Securities Act;

      (b) (___) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

      (c) (___) a corporation, partnership, limited liability company, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

      (d) (___) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a "sophisticated person" as such term is described in Rule 506(b)(2)(ii) of Regulation D;

      (e) (___) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such act, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor;
            (___) an employee benefit plan with total assets in excess of $5,000,000; or
            (___) an employee benefit plan that is a self-directed plan (such as a self-directed individual retirement account, Keogh or SEP plan) with investment decisions made solely by persons that are "accredited investors" as such term is defined in Rule 501(a) of Regulation D; or

      (f) (___) an entity in which all of the equity owners are "accredited investors" as such term is defined in Rule 501(a) of Regulation D.
            Note: prospective investor must submit an individual Investor Questionnaire for each equity owner.

            List all equity owners of the entity:

            ----------------------------------      ----------------------------

            ----------------------------------      ----------------------------

            ----------------------------------      ----------------------------

4.    Attach a copy of the following documents of the prospective investor's:
      (a) Articles of Incorporation, Certificate of Incorporation, or other applicable formation document and (b) consent or resolutions of the prospective investor's Board of Directors, or other applicable document, authorizing the investment by the organization in the Common Stock and providing the signatory hereto authority to execute on behalf of the prospective investor.

                                    PART FIVE
                         REPRESENTATIONS AND WARRANTIES
                  TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

1. The undersigned understands and acknowledges that Gran Tierra and the Company will be relying on the accuracy and completeness of the information provided by the prospective investor in this Investor Questionnaire and the undersigned represents and warrants to Gran Tierra and the Company as follows:

      (i) The information is complete and correct and may be relied upon by Gran Tierra and the Company in determining whether the offer and sale of Common Stock in this offering in which the undersigned proposes to participate is exempt from the registration requirements of the Securities Act;

      (ii) The undersigned will notify Gran Tierra and the Company immediately of any material change in any information provided by the prospective investor in this Investor Questionnaire occurring prior to the completion of the Offering; and

      (iii) The undersigned has adequate means of providing for the undersigned's current needs and personal contingencies, has no need for liquidity in its investment in the Common Stock, and is able to bear the economic risk of an investment the undersigned in the Common Stock of the size contemplated by the prospective investor. In making this statement, the undersigned represents that at the present time has sufficient means to provide for its needs in the event of a complete loss of such investment.

IN WITNESS WHEREOF, the undersigned prospective investor has executed this Investor Questionnaire this ___ day of __________, 2005.


INDIVIDUALS:                            ENTITIES:


--------------------------------------  ----------------------------------------
Print Name                              Print Name of Entity


--------------------------------------  ----------------------------------------
Signature                               Print Name of Authorized Signatory

                                        ---------------------------------------
                                        Signature of Authorized Signatory


--------------------------------------  ----------------------------------------
Signature (if Joint Tenants             Capacity in which Authorized  Signatory
or Tenants in Common)                   has Signed on Behalf of Entity


================================================================================